Exhibit 10.21

STOCK REPURCHASE AGREEMENT

THIS STOCK REPURCHASE AGREEMENT (this “Agreement”) entered into April 3, 2014 and effective as of March 31, 2014 by and among Minerva Neurosciences, Inc., a Delaware corporation (the “Company”), and Wint2felden Holding SA, a Swiss corporation (the “Stockholder”).

RECITALS

WHEREAS, the Stockholder has entered into the following Subscription Agreements pursuant to which Stockholder acquired shares of Common Stock of the Company: (i) Subscription Agreement dated March 30, 2012 (the “March Subscription Agreement”) by and between Stockholder and Sonkei Pharmaceuticals, Inc., a Delaware corporation and predecessor to the Company; (ii) Subscription Agreement dated April 26, 2012 (the “April Subscription Agreement”) by and between Stockholder and the Company (F/K/A Cyrenaic Pharmaceuticals, Inc.), and (iii) Subscription Agreement dated December 20, 2013 (the “December Subscription Agreement, and together with the March Subscription Agreement and the April Subscription Agreement, the “Subscription Agreements”) by and between Stockholder and the Company;

WHEREAS, in connection with the payment of the purchase price for the issuance of the shares of Common Stock under the Subscription Agreements, the Stockholder issued and delivered to the Company the following promissory notes (collectively, the “Promissory Notes”): (i) promissory note dated March 30, 2012 in the original principal amount of €1,119,017 Euros; (ii) promissory note April 26, 2012 in the original principal amount of $3,058,326; and (iii) promissory note dated December 20, 2013 in the original principal amount of $97,737; and

WHEREAS, the Stockholder desires to sell, and the Company desires to repurchase, the number of shares of the Common Stock of the Company as set forth on Schedule A (such shares to be repurchased, the “Shares”), on the terms and subject to the conditions contained in this Agreement (the “Repurchase”).

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.                         REPURCHASE.

(a)                                 Repurchase.  At the Closing (as defined below), the Company hereby agrees to repurchase from the Stockholder, and the Stockholder hereby agrees to sell, assign, transfer and deliver to the Company, all of the Stockholder’s right, title and interest in and to the Shares sold in consideration of the cancellation of all amounts owed under the Promissory Notes, including all principal and accrued but unpaid interest in the amount of $17,279.20 (the “Repurchase Amount”).  At the Closing, the Stockholder shall deliver to the Company its stock certificate representing the Shares, accompanied by a duly executed stock power in the form attached hereto as Exhibit A.  The Company shall cancel on its books the stock certificate representing such Shares and shall cancel the Promissory Notes, and deliver promptly to the Stockholder the originals of each of the Promissory Notes marked cancelled.

(b)                                 Intentionally Omitted.

(c)                                  Closing.  The closing of the Repurchase (the “Closing”) shall take place at such place as the parties hereto shall mutually agree, on or about the date first set forth above, or at such other date as the parties hereto shall mutually agree.

SECTION 2.                         REPRESENTATIONS AND WARRANTIES.

(a)                                 The Stockholder represents and warrants to the Company as follows:

(i)                                     Ownership of Shares.  The Stockholder is the record and beneficial owner of that number of the Shares set forth opposite the Stockholder’s name on Schedule A to be transferred under this Agreement, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest (collectively, “Liens”), other than Liens granted for the benefit of the Company.

(ii)                                  Consents.  All consents, approvals, authorizations and orders required for the execution and delivery of this Agreement by the Stockholder and the transfer of the Shares by the Stockholder under this Agreement have been obtained and are in full force and effect.

(iii)                               Authority.  The Stockholder has full legal right, power and authority to enter into and perform its obligations under this Agreement and to transfer the Shares under this Agreement.  This Agreement constitutes the valid and binding obligation of the Stockholder, enforceable in accordance with their terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity.

(iv)                              No Continuing Rights.  The Stockholder acknowledges that the Repurchase Amount represents the entire consideration to be paid for the Shares and that, after the Closing, the Stockholder shall have no further rights with respect to the Shares (other than the right to receive the Repurchase Amount).

(v)                                 Tax Matters.  The Stockholder has had the opportunity to review with his or her tax advisors the tax consequences of the Repurchase and the transactions contemplated by this Agreement.  The Stockholder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  The Stockholder understands that the Stockholder (and not the Company) shall be responsible for the Stockholder’s tax liability and any related interest and penalties that may arise as a result of the transactions contemplated by this Agreement.

(b)                                 The Company hereby represents and warrants to the Seller as follows:

(i)                                     Authority.  The Company has full legal right, power and authority to enter into and perform its obligations under this Agreement and to repurchase the Shares under this Agreement. The Company has taken all requisite action to authorize the execution and delivery of this Agreement and to carry out the transactions contemplated hereby.  This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity.

(ii)                                  Absence of Litigation.  No suit, action, claim, proceeding or investigation has been instituted, or to the Company’s knowledge, threatened, by or before any court or any foreign, federal, state, county or local government or any other governmental, regulatory or administrative agency or authority seeking to restrain, prohibit or invalidate the repurchase of the Shares by the Company hereunder or the consummation of the transactions contemplated hereby or to seek damages in connection with such transactions or which is reasonably likely to adversely affect the right of the Company to repurchase the Shares.

(iii)                               Consents. All consents, approvals, authorizations and orders required for the execution and delivery of this Agreement by the Company and the repurchase of the Shares by the Company under this Agreement have been obtained and are in full force and effect.

SECTION 3.                         CANCELLATION OF PUT/CALL OPTIONS.  The Stockholder and Company each acknowledge and agree that (i) the put option set forth in Section 5 of each of the Subscription Agreements shall be terminated immediately and shall no longer be in force and effect following the execution of this Agreement and (ii) the call option set forth in Section 4 of each of the Subscription Agreements shall be terminated in the event that the Company completes an IPO and shall be no longer in force and effect from the date of such IPO.

SECTION 4.                         MISCELLANEOUS.

(a)                                 Survival.  The representations and warranties of the Stockholder set forth in Section 2 above shall survive the execution and delivery of this Agreement and the Closing for a period of six (6) months, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Company.

(b)                                 Acknowledgement by Stockholder.  THE STOCKHOLDER IS AWARE, ACKNOWLEDGES AND UNDERSTANDS THAT IT HAS ALL AVAILABLE INFORMATION RELATING TO THE COMPANY’S BUSINESS, FINANCIAL POSITION AND PROSPECTS.  THE STOCKHOLDER EXPRESSLY WAIVES ANY AND ALL CLAIMS TO ANY POTENTIAL OR ACTUAL INCOME, PROFITS, OR OTHER SUMS IN EXCESS OF THE CONSIDERATION PAYABLE PURSUANT TO THIS AGREEMENT THAT MAY BE REALIZED BY THE COMPANY OR OTHERS AS A RESULT OF ANY TRANSACTION INVOLVING THE SHARES. THE STOCKHOLDER ACKNOWLEDGES THAT THE STOCKHOLDER’S DECISION TO SELL THE SHARES WAS NOT MADE IN

RELIANCE ON ANY REPRESENTATIONS OF THE COMPANY OR ANY OTHER PERSON.  IN ADDITION, STOCKHOLDER ACKNOWLEDGES AND AGREES THAT, THE COMPANY HAS NO OBLIGATION TO ISSUE ANY ADDITIONAL SHARES OR OPTIONS TO ACQUIRE SHARES TO STOCKHOLDER, WHETHER AS AN ANTI-DILUTION ADJUSTMENT OR OTHERWISE, AND ANY ORAL UNDERSTANDING BETWEEN THE COMPANY OR ANY OFFICER, DIRECTOR OR INVESTOR IN THE COMPANY AND STOCKHOLDER, ARE HEREBY TERMINATED AND NO LONGER IN FORCE AND EFFECT.

(c)                                  Stockholder’s Tax Obligations.  The Stockholder shall be solely responsible for paying, and shall indemnify and hold harmless the Company against, any and all taxes and any related penalties, fines and interest arising out of or related to the transactions contemplated hereby, including, without limitation, any capital gains or income taxes arising from the sale of the Shares to the Company and any liability asserted against the Company for withholding taxes, and any related penalties, fines and interest, with respect to such sale of the Shares.  The Stockholder shall provide to the Company, properly completed and duly executed by the Stockholder, an IRS Form W-8BEN revision 2006 (or, if such form is then in effect, an IRS Form W-8BEN-E).

(d)                                 Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and the Stockholder and their respective successors and assigns, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.  This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

(e)                                  Governing Law.  All questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(f)                                   Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile and .pdf signature pages shall be accepted as originals for all purposes hereof.

(g)                                  Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Stockholder.  Any amendment or waiver effected in accordance with this section shall be binding upon each party hereto (and any successors or assigns).

(h)                                 Notices.  All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with an internationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company, at 245 First Street, Suite 1800, Cambridge, MA 02142, and with respect to Stockholder, at the address set forth on Schedule A attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 4(h)).

(i)                                     Further Action.  Each party hereto agrees to execute any additional documents and to take any further action as may be necessary or desirable in order to implement the transactions contemplated by this Agreement.

(j)                                    Entire Agreement.  This Agreement contains the entire understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof except as expressly referred to herein.

(k)                                 Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

MINERVA NEUROSCIENCES, INC.

By:	/s/ Rogerio Vivaldi Coelho
Name:	Rogerio Vivaldi Coelho, MD, MBA
Title:	Co-Founder, President & CEO

SIGNATURE PAGE TO STOCK REPURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STOCKHOLDER:

Wint2felden Holding SA.

By:	/s/ Rémy Luthringer
Name:	Rémy Luthringer
Title:	President

SIGNATURE PAGE TO STOCK REPURCHASE AGREEMENT

Exhibit A

STOCK POWER

FOR VALUE RECEIVED, Wint2felden Holding SA. (the “Stockholder”) hereby sells, assigns and transfers unto Minerva Neurosciences, Inc. (the “Company”) 1,202,137 shares out of 4,366,616 shares the Common Stock of the Company standing in Stockholder’s name on the books of the Company and represented by Certificate Number CS-94 herewith and does hereby irrevocably constitute and appoint the Secretary of the Company, its attorney-in-fact to transfer such stock on the books of the Company with full power of substitution in the premises.

Dated: March 31, 2014

/s/ Rémy Luthringer
(signature)

Wint2felden Holding SA.
Name:	Rémy Luthringer
Title:	President

STOCK POWER

FOR VALUE RECEIVED, Wint2felden Holding SA. (the “Stockholder”) hereby sells, assigns and transfers unto Minerva Neurosciences, Inc. (the “Company”) 25,466 shares out of 97,737 shares the Common Stock of the Company standing in Stockholder’s name on the books of the Company and represented by Certificate Number CS-96 herewith and does hereby irrevocably constitute and appoint the Secretary of the Company, its attorney-in-fact to transfer such stock on the books of the Company with full power of substitution in the premises.

Dated: March 31, 2014

/s/ Rémy Luthringer
(signature)

Wint2felden Holding SA.
Name:	Rémy Luthringer
Title:	President

Schedule A

Stockholder

Wint2felden Holding SA

c/o NAT Services

2 Rue de Jargonnant

CH-1207 Geneva

Switzerland

Date of Original Subscription	Number of Shares to be Returned in Exchange for Cancellation of Promissory Note	Amount of Principal and Accrued Unpaid Interest under Promissory Note to be Cancelled
March 30, 2012	816,480	$3,069,966.98
April 26, 2012	411,233	$1,546,238.25
December 20, 2013	26,007	$97,788.39
Total	1,253,720	$4,713,993.61